                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to SECTION 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):              June 1, 2007
                                                 -------------------------------

                                   Invu, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Colorado                        000-22655                 84-1135638
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)

                         The Beren, Blisworth Hill Farm
                                   Stoke Road
               Blisworth, Northamptonshire, United Kingdom NN7 3DB
--------------------------------------------------------------------------------
              (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:       44 1604 859 893
                                                    ----------------------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)) o

Item 8.01.    Other Events.

     This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated June 1, 2007 (the "Original Report"). The Original Report stated the Company's belief that as of January 31, 2007, the end of the Company's most recent fiscal year, the Company had more than 300 shareholders of record (but less than 500 shareholders of record) and more than $10 million in total assets and was, therefore, required to resume its reporting obligations under Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Resumption of these obligations required the Company to file an annual report on Form 10-K by May 31, 2007 pursuant to Rule 12h-3(e) promulgated under the Exchange Act. On June 1 2007, the Company filed a Form 12b-25 reporting that the Company would not be able to file its annual report on Form 10-K for the year ended January 31, 2007 by the due date.

     The Company's belief that it had more than $10 million in total assets as of January 31, 2007 was based upon a translation of its financial statements for the fiscal year ended January 31, 2007, prepared in accordance with generally accepted accounting principles in effect in the U.K., into U.S. dollars at the year-end exchange rate. In connection with a review by Grant Thornton UK LLP, the Company's auditors, of the Company's financial statements, which had been converted to conform with generally accepted accounting principles in the United States ("U.S. GAAP"), the Company concluded that the Company's total assets as of the end of its last fiscal year were less than $10 million under U.S. GAAP, which is the appropriate set of accounting principles for SEC reporting purposes.

     Accordingly, the Company was not required as of January 31, 2007 to resume its reporting obligations under Section 15(d) of the Exchange Act and, therefore, will not be filing periodic reports with the SEC, including an annual report on Form 10-K for the fiscal year ended January 31, 2007, until such time as the Company may be required to resume its periodic reporting with the SEC by applicable U.S. securities laws.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INVU, INC.



Date:  September 28, 2007                  By:  /s/ John Agostini
                                              ----------------------------------
                                           Name:      John Agostini
                                           Title:     Chief Financial Officer